SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                      0-27122                  94-2900635
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

            3011 Triad Drive
             Livermore, CA                                            94550
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


     Effective October 1, 2004, Robert Strickland, Adept's Vice President, Finance and Chief Financial Officer (principal financial officer), replaced Michael W. Overby as Adept's principal accounting officer, in connection with Mr. Overby's termination of service to Adept at such time, pursuant to a letter agreement dated October 19, 2004. A copy of the letter from Adept to Mr. Overby setting forth the terms of such termination with respect to options and benefits is attached hereto as Exh. 10.1.

     There have been no other changes to Mr. Strickland's relationship with Adept, and the information previously disclosed by Adept regarding Mr. Strickland in our Form 10-K filed September 27, 2004 is true and correct as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1 Termination letter from Adept Technology, Inc. to Michael Overby, dated October 19, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ADEPT TECHNOLOGY, INC.


Date: October 22, 2004                               By /s/ Robert R. Strickland
                                                     ---------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer